LOOMIS SAYLES VALUE FUND

Supplement dated September 30, 2013, to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) of the Loomis Sayles Value Fund (the “Fund”), each dated February 1, 2013, as may be revised and supplemented from time to time.

Effective immediately, James L. Carroll, CFA, will no longer serve as a co-portfolio manager to the Fund. Arthur J. Barry, CFA, and Warren N. Koontz, CFA, CIC, will remain as co-portfolio managers of the Fund. Accordingly, effective immediately, all references to Mr. Carroll and corresponding disclosure related to Mr. Carroll in the Summary Prospectus, Prospectus and SAI are removed.